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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                AMENDMENT NO. 1

                                       to

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 14, 2005

                                   ALLOY, INC.
             (Exact name of registrant as specified in its charter)

              Delaware                  000-26023                04-3310676
          (State or other           (Commission File         (I.R.S. Employer
   jurisdiction of incorporation)        Number)            Identification No.)


                        151 West 26th Street, 11th Floor
                               New York, NY 10001
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 244-4307

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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This Amendment No. 1 to Current Report on Form 8-K is being filed solely to correct a typographical error in the spelling of the name of one of the Company's directors.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 14, 2005, Alloy, Inc. ("Alloy") issued a press release announcing that it had entered into a letter agreement with its largest shareholder, MLF Investments, LLC ("MLF" or "MLF Investments"), which is controlled by Matthew L. Feshbach, one of Alloy's directors, whereby MLF Investments agreed to backstop a contemplated $20 million rights offering of shares of a yet to be named entity that Alloy would create containing its merchandise business if the Alloy board of directors determines to proceed with a contemplated spin-off or other full or partial separation transaction. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 14, 2005, Alloy issued a press release announcing its financial results for the fourth quarter and fiscal year ended January 31, 2005. A copy of the press release is furnished as Exhibit 99.2 to this report and is incorporated herein by reference. This information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) The following exhibits are furnished with this report:

Exhibit Number                               Description
--------------        --------------------------------------------------------
     99.1             Press Release dated April 14, 2005, announcing an
                      agreement regarding a contemplated rights offering with
                      Alloy, Inc.'s largest shareholder, MLF Investments, LLC.

     99.2             Press Release dated April 14, 2005, reporting
                      Alloy, Inc.'s financial results for the fourth quarter and fiscal year ended January 31, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2005                              /s/ Matthew C. Diamond
                                                  -------------------------
                                                  Matthew C. Diamond
                                                  Chairman of the Board and
                                                  Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit Number                               Description
--------------        --------------------------------------------------------
     99.1             Press Release dated April 14, 2005, announcing an
                      agreement regarding a contemplated rights offering with
                      Alloy, Inc.'s largest shareholder, MLF Investments, LLC.

     99.2             Press Release dated April 14, 2005, reporting
                      Alloy, Inc.'s financial results for the fourth quarter and fiscal year ended January 31, 2005.